NATIONWIDE VARIABLE INSURANCE TRUST
NVIT DFA Capital Appreciation Fund
NVIT DFA Moderate Fund

Supplement dated June 11, 2020
to the Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

On June 10, 2020, the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the (i) NVIT DFA Capital Appreciation Fund (the “DFA Capital Appreciation Fund”) and NVIT Investor Destinations Capital Appreciation Fund (“ID Capital Appreciation Fund”), and (ii) NVIT DFA Moderate Fund (“DFA Moderate Fund”) and NVIT Investor Destinations Moderate Fund (“ID Moderate Fund”), each a series of the Trust, pursuant to which the DFA Capital Appreciation Fund would be merged into the ID Capital Appreciation Fund and the DFA Moderate Fund would be merged into the ID Moderate Fund (the “Mergers”). Shareholders of the DFA Capital Appreciation Fund, DFA Moderate Fund, ID Capital Appreciation Fund and ID Moderate Fund are not required, and will not be requested, to approve the Mergers.  Further information regarding the details of the Mergers and the ID Capital Appreciation Fund and ID Moderate Fund will be provided in an information statement that will be delivered to the DFA Capital Appreciation Fund’s and DFA Moderate Fund’s shareholders.

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